                                                                   Exhibit 99.18

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8
                       MORTGAGE PASS-THROUGH CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               NOVEMBER [1], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                  MLMI 2005-A8
                                      TOTAL

TOTAL NUMBER OF LOANS                                                     5,184
TOTAL LOAN BALANCE                                             1,012,984,581.46
AVERAGE LOAN BALANCE                                                 195,405.98
WA CLTV (W/O SILENT SECONDS)                                              76.92%
WAC                                                                        6.29%
WA FICO                                                                     717
WALA                                                                          3
WAM                                                                         345
FXD RATE                                                                  66.84%
IOS                                                                       57.55%
MH                                                                         0.00%
1ST LIEN                                                                 100.00%
2ND LIEN                                                                   0.00%
OCCUPANCY--OO                                                             74.40%

DOC TYPE--FULL/ALTERNATIVE                                                49.52%
STATED DOC                                                                43.60%
CASH OUT REFI                                                             50.42%
PURCHASE                                                                  34.06%

LOANS WITH SILENT SECONDS :
% of Portfolio w/ SS                                                      32.77%
$ amount                                                            332,004,084
# of First Liens w/ SS                                                    1,458
CLTV of Total Portfolo (that includes silent 2nds)                         81.4%

CALIFORNIA                                                                21.72%
PREPAY PENALTIES                                                          50.25%
PRE-FUNDING BALANCE                                                          --
EXPECTED FINAL POOL                                               1,012,984,581

RANGE OF MORTGAGE RATES

RANGE OF MORTGAGE RATES       BALANCE         %
-----------------------   --------------   ------
3.500% to 3.999%          $      466,402     0.05%
4.000% to 4.499%               1,565,622     0.15
4.500% to 4.999%               2,698,173     0.27
5.000% to 5.499%              42,376,655     4.18
5.500% to 5.999%             314,342,979    31.03
6.000% to 6.499%             275,096,419    27.16
6.500% to 6.999%             273,401,175    26.99
7.000% to 7.499%              75,535,306     7.46
7.500% to 7.999%              24,184,892     2.39
8.000% to 8.499%               2,351,528     0.23
8.500% to 8.999%                 965,431      0.1
                          --------------   ------
TOTAL:                    $1,012,984,581   100.00%
                          ==============   ======

GROSS MARGINS

GROSS MARGINS         BALANCE        %
-------------      ------------   ------
1.500% to 1.999%   $ 15,071,060     2.23%
2.000% to 2.499%     28,925,009     4.27
2.500% to 2.999%    626,543,796    92.54
3.000% to 3.499%      6,515,220     0.96
                   ------------   ------
TOTAL:             $677,055,085   100.00%
                   ============   ======

MINIMUM MORTGAGE RATES

MINIMUM MORTGAGE RATES      BALANCE        %
----------------------   ------------   ------
1.500% to 1.999%         $ 15,071,060     2.23%
2.000% to 2.499%           28,925,009     4.27
2.500% to 2.999%          620,817,991    91.69
3.000% to 3.499%            6,821,420     1.01
3.500% to 3.999%               91,688     0.01
5.000% to 5.499%              361,505     0.05
5.500% to 5.999%            3,586,274     0.53
6.000% to 6.499%              409,726     0.06
6.500% to 6.999%              970,413     0.14
                         ------------   ------
TOTAL:                   $677,055,085   100.00%
                         ============   ======

MAXIMUM MORTGAGE RATES

MAXIMUM MORTGAGE RATES      BALANCE        %
----------------------   ------------   ------
9.500% to 9.999%         $  1,584,617     0.23%
10.000% to 10.499%          4,189,128     0.62
10.500% to 10.999%         10,771,272     1.59
11.000% to 11.499%         40,551,243     5.99
11.500% to 11.999%        169,172,758    24.99
12.000% to 12.499%        205,375,885    30.33
12.500% to 12.999%        173,674,304    25.65
13.000% to 13.499%         51,252,271     7.57
13.500% to 13.999%         17,700,250     2.61
14.000% to 14.499%          1,909,614     0.28
14.500% to 14.999%            873,743     0.13
                         ------------   ------
TOTAL:                   $677,055,085   100.00%
                         ============   ======

INITIAL CAP

INITIAL CAP      BALANCE        %
-----------   ------------   ------
0.00%         $ 53,177,920     7.85%
1.00%          169,687,514    25.06
2.00%            9,276,096     1.37
3.00%           59,751,384     8.83
5.00%          382,664,026    56.52
6.00%            2,498,145     0.37
              ------------   ------
TOTAL:        $677,055,085   100.00%
              ============   ======

PERIODIC CAP

PERIODIC CAP      BALANCE        %
------------   ------------   ------
0.00%          $ 53,177,920     7.85%
1.00%           436,701,213     64.5
2.00%            99,221,872    14.65
3.00%             2,483,030     0.37
5.00%            14,481,749     2.14
6.00%            70,989,301    10.49
               ------------   ------
TOTAL:         $677,055,085   100.00%
               ============   ======

CLTV WITHOUT SILENT SECONDS

CLTV WITHOUT SILENT
SECONDS                   BALANCE         %
-------------------   --------------   ------
10.01% to 20.00%      $    1,654,396     0.16%
20.01% to 30.00%           6,786,339     0.67
30.01% to 40.00%          11,253,357     1.11
40.01% to 50.00%          27,706,286     2.74
50.01% to 55.00%          21,252,064      2.1
55.01% to 60.00%          26,704,942     2.64
60.01% to 65.00%          38,126,286     3.76
65.01% to 70.00%          55,768,036     5.51
70.01% to 75.00%          83,545,979     8.25
75.01% to 80.00%         477,323,902    47.12
80.01% to 85.00%          59,227,905     5.85
85.01% to 90.00%         197,887,575    19.54
90.01% to 95.00%           5,747,515     0.57
                      --------------   ------
TOTAL:                $1,012,984,581   100.00%
                      ==============   ======

CREDIT SCORES

CREDIT SCORES       BALANCE         %
-------------   --------------   ------
620 to 639      $   14,012,879     1.38%
640 to 659          57,779,323      5.7
660 to 679          72,662,050     7.17
680 to 699         232,257,043    22.93
700 to 719         197,322,285    19.48
720 to 739         151,448,513    14.95
740 to 759         121,288,841    11.97
760 >=             166,213,648    16.41
                --------------   ------
TOTAL:          $1,012,984,581   100.00%
                ==============   ======

DTI

DTI                    BALANCE         %
---                --------------   ------
0.00% or less      $   33,132,000     3.27%
0.01% to 5.00%          2,069,452      0.2
5.01% to 10.00%         4,218,258     0.42
10.01% to 15.00%       12,773,269     1.26
15.01% to 20.00%       33,136,520     3.27
20.01% to 25.00%       67,002,499     6.61
25.01% to 30.00%      114,884,218    11.34
30.01% to 35.00%      187,405,025     18.5
35.01% to 40.00%      256,759,206    25.35
40.01% to 45.00%      149,191,465    14.73
45.01% to 50.00%      151,814,308    14.99
50.01% to 55.00%          598,360     0.06
                   --------------   ------
TOTAL:             $1,012,984,581   100.00%
                   ==============   ======

LOAN BALANCE

LOAN BALANCE                 BALANCE         %
------------             --------------   ------
$50,000 or less          $    1,499,814     0.15%
$50,001 to $100,000          77,079,411     7.61
$100,001 to $150,000        160,578,777    15.85
$150,001 to $200,000        172,177,656       17
$200,001 to $250,000        159,702,030    15.77
$250,001 to $300,000        102,648,909    10.13
$300,001 to $350,000         85,879,883     8.48
$350,001 to $400,000         65,682,637     6.48
$400,001 to $450,000         49,310,428     4.87
$450,001 to $500,000         46,587,041      4.6
$500,001 to $550,000         22,158,489     2.19
$550,001 to $600,000         21,846,193     2.16
$600,001 to $650,000         20,347,155     2.01
$650,001 to $700,000          3,410,150     0.34
$700,001 to $750,000          6,498,886     0.64
$750,001 to $800,000          2,315,000     0.23
$800,001 to $850,000          3,287,652     0.32
$850,001 to $900,000          2,657,000     0.26
$950,001 to $1,000,000        1,923,541     0.19
$1,000,001 or greater         7,393,928     0.73
                         --------------   ------
TOTAL:                   $1,012,984,581   100.00%
                         ==============   ======

OCCUPANCY

OCCUPANCY         BALANCE         %
---------     --------------   ------
Primary       $  753,639,712    74.40%
Investment       238,753,698    23.57
Second Home       20,591,172     2.03
              --------------   ------
TOTAL:        $1,012,984,581   100.00%
              ==============   ======

ORIGINAL TERM

ORIGINAL TERM       BALANCE         %
-------------   --------------   ------
176 to 180      $   67,017,735     6.62%
296 to 300          11,149,073      1.1
356 to 360         934,817,773    92.28
                --------------   ------
TOTAL:          $1,012,984,581   100.00%
                ==============   ======

LOAN PURPOSE

LOAN PURPOSE                BALANCE         %
------------            --------------   ------
Purchase                $  345,031,789    34.06%
Refinance - Rate Term      157,253,783    15.52
Refinance - Cashout        510,699,009    50.42
                        --------------   ------
TOTAL:                  $1,012,984,581   100.00%
                        ==============   ======

PRODUCT TYPE

PRODUCT TYPE       BALANCE         %
------------   --------------   ------
Fixed Rate     $  335,929,496    33.16%
ARM               677,055,085    66.84
               --------------   ------
TOTAL:         $1,012,984,581   100.00%
               ==============   ======

OCCUPANCY

OCCUPANCY         BALANCE         %
---------     --------------   ------
Primary       $  753,639,712    74.40%
Second Home       20,591,172     2.03
Investment       238,753,698    23.57
              --------------   ------
TOTAL:        $1,012,984,581   100.00%
              ==============   ======

LOAN TYPE

LOAN TYPE        BALANCE         %
---------    --------------   ------
Fixed Rate   $  335,929,496    33.16%
ARM             677,055,085    66.84
             --------------   ------
TOTAL:       $1,012,984,581   100.00%
             ==============   ======

INTEREST ONLY TERM

INTEREST ONLY TERM       BALANCE         %
------------------   --------------   ------
0                    $  429,970,441    42.45%
36                          543,233     0.05
60                      147,641,716    14.57
120                     434,829,192    42.93
                     --------------   ------
TOTAL:               $1,012,984,581   100.00%
                     ==============   ======

HYBRID TYPES

HYBRID TYPES                BALANCE         %
------------            --------------   ------
Fixed - 15 Year         $   67,017,735     6.62%
Fixed - 30 Year            268,911,761    26.55
ARM - 1 Month               29,735,363     2.94
ARM - 6 Month               33,961,012     3.35
ARM - 2 Year/6 Month        59,629,409     5.89
ARM - 3 Year/6 Month       370,129,230    36.54
ARM - 5 Year/6 Month       167,434,526    16.53
ARM - 7 Year/6 Month         6,714,842     0.66
ARM - 3 Year/1 Year          2,605,004     0.26
ARM - 5 Year/1 Year          4,172,279     0.41
ARM - 10 Year/6 Month        2,673,420     0.26
                        --------------   ------
TOTAL:                  $1,012,984,581   100.00%
                        ==============   ======

PROPERTY TYPE

PROPERTY TYPE                     BALANCE         %
-------------                 --------------   ------
Single Family Residence       $  699,991,105    69.10%
Planned Unit Development         125,043,799    12.34
2-4 Family                       109,430,401     10.8
Condo                             75,701,374     7.47
Condo - Mid Rise 5-8 floors        2,180,365     0.22
Co-op                                637,538     0.06
                              --------------   ------
TOTAL:                        $1,012,984,581   100.00%
                              ==============   ======

DOCUMENTATION

DOCUMENTATION       BALANCE         %
-------------   --------------   ------
Full            $  501,602,698    49.52%
Stated             411,918,299    40.66
Limited             37,267,359     3.68
SISA                29,700,105     2.93
NID/NED/NAD         14,564,805     1.44
NID                 10,428,654     1.03
NID/NED              4,687,999     0.46
NID/NAD              2,814,663     0.28
                --------------   ------
TOTAL:          $1,012,984,581   100.00%
                ==============   ======

LIEN

LIEN           BALANCE         %
----       --------------   ------
1st Lien   $1,012,984,581   100.00%
           --------------   ------
TOTAL:     $1,012,984,581   100.00%
           ==============   ======

MORTGAGE INSURANCE

MORTGAGE INSURANCE                 BALANCE         %
------------------             --------------   ------
No Insurance                   $  761,894,605    75.21%
Mtge Guaranty Insurance Corp          644,094     0.06
PMI                                 7,726,338     0.76
Radian Guaranty                     9,913,594     0.98
United Guaranty Insurance           1,101,924     0.11
Radian-Lender Paid                231,704,025    22.87
                               --------------   ------
TOTAL:                         $1,012,984,581   100.00%
                               ==============   ======

ORIGINATORS

ORIGINATORS       BALANCE         %
-----------   --------------   ------
AMERIQUEST    $  528,871,283    52.21%
GREENPOINT       484,113,298    47.79
TOTAL:        $1,012,984,581   100.00%

SERVICERS

SERVICERS        BALANCE         %
---------    --------------   ------
PHH          $  528,871,283    52.21%
GREENPOINT      484,113,298    47.79
             --------------   ------
TOTAL:       $1,012,984,581   100.00%
             ==============   ======

STATE

STATE                      BALANCE         %
-----                  --------------   ------
Alabama                $    3,645,038     0.36%
Alaska                        963,701      0.1
Arizona                    47,206,180     4.66
Arkansas                      849,209     0.08
California                219,999,372    21.72
Colorado                   21,186,469     2.09
Connecticut                11,923,597     1.18
Delaware                    4,126,517     0.41
District of Columbia        2,582,460     0.25
Florida                    94,085,024     9.29
Georgia                    18,810,963     1.86
Hawaii                      6,250,975     0.62
Idaho                       3,536,865     0.35
Illinois                   32,640,307     3.22
Indiana                    10,026,191     0.99
Iowa                        2,645,307     0.26
Kansas                      4,291,061     0.42
Kentucky                    2,278,801     0.22
Louisiana                   1,006,855      0.1
Maine                       5,547,788     0.55
Maryland                   44,832,999     4.43
Massachusetts              38,264,999     3.78
Michigan                   21,262,342      2.1
Minnesota                  22,229,578     2.19
Mississippi                   485,728     0.05
Missouri                   10,455,415     1.03
Montana                     1,398,065     0.14
Nevada                     33,815,166     3.34
New Hampshire               8,493,868     0.84
New Jersey                 56,876,255     5.61
New Mexico                    796,200     0.08
New York                   70,181,118     6.93
North Carolina              9,308,637     0.92
North Dakota                  448,892     0.04
Ohio                       23,065,193     2.28
Oklahoma                    3,621,122     0.36
Oregon                     16,275,815     1.61
Pennsylvania               26,285,164     2.59
Rhode Island                7,060,009      0.7
South Carolina              7,405,283     0.73
South Dakota                  319,785     0.03
Tennessee                   8,490,579     0.84
Texas                      31,263,965     3.09
Utah                        8,558,500     0.84
Vermont                       220,910     0.02
Virginia                   25,718,403     2.54
Washington                 36,393,156     3.59
Wisconsin                   4,877,602     0.48
Wyoming                       977,154      0.1
                       --------------   ------
TOTAL:                 $1,012,984,581   100.00%
                       ==============   ======